September 2010
Investor Presentation

China GengSheng Minerals, Inc.

NYSE AMEX: CHGS

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

Company Overview






- A leading China-based developer and manufacturer of high-tech mineral-based materials for industrial applications in the oil, steel and solar markets
- Four product categories:
  - Refractories
  - Fracture proppants
  - Industrial ceramics
  - Fine precision abrasives



- Strategically located in Henan province
  - One of the highest concentration of bauxite reserves in China, the primary component of CHGS products
- Employees: 1,400+
- Patents: 9 granted, 35 pending patent applications

Trading Snapshot

NYSE AMEX: CHGS	
Recent Price (8/20/10)	$ 1.27
52 Week High/Low	$ 4.35/$0.80
Shares Outstanding	24.3M
Market Cap	$ 30.8M
Trailing P/E	7.6
Public since:	2007
Top institutional investors (as of 6/30/10)	Wellington Management Strauss Asset Management Whitebox Advisors

Investment Highlights

- One of the largest monolithic refractory producers in China
- Industry-leading heat resistant, energy efficient technologies
- Addressing large markets opportunities: Steel, oil & gas and solar
- Ability to leverage fixed costs with high incremental margins
- Low customer concentration mitigates risk
- Growth strategy execution: Broaden market share and improve margin profile
- Profitable and poised for growth: 2Q10 EPS of $0.04 on revenues of $15.0M
- Solid balance sheet*: $21.9M in working capital / $51.1M in stockholders' equity

*As of 6/30/10

Recent Accomplishments

- 322.7% 3 yr. CAGR*
- $13.3M in contract awards YTD
- Doubled production capacity to 60,000 metric tons/yr
- Upgraded production lines; Expect $1M in annual savings

- Completed production and sample testing
- Completed manufacturing facility remodel
- Commercial launch planned for late 3Q10



Fracture Proppants
Core Refractories
Corporate
Precision Abrasives

- Grew 2Q10 revenues 8.7% QOQ to 11.3M
- Launched new high-margin refractory products
  - *Slide Rail Heating Furnace Technology*
  - Entered aluminum industries market

- March 4, 2010: Began trading on the NYSE AMEX Exchange under the symbol "CHGS"

*CAGR from 2007-2009

2010 Growth Drivers

- Addressing expanded market opportunity with new refractory products that complement existing market penetration
- Introducing new higher margin products
- Resurging export demand for fracture proppants
- Doubled annual fracture proppant manufacturing capacity and improved cost efficiency
- Commercial launch of fine precision abrasives products

Business Segments

2Q10 Segment Revenue


Industrial Ceramics
3.7%
Fracture Proppants
20.6%
Refractories
75.7%
Refractories
Fracture Proppants
Industrial Ceramics

Core Refractories Business Provides Solid Foundation and Recurring Revenue Supported by:

- Growing fracture proppant business
- Incremental industrial ceramic revenue
- New opportunity in solar, optical and semiconductor markets with planned introduction of fine precision abrasive products

Our Location and Customers



Strategically located in the Henan province

- One of the highest concentration of bauxite reserve in China

Serving 200+ customers

- ~80% of products sold in China
- ~20% for international sales

CHGS customers include some of the largest steel and iron producers and oil & gas companies in China:

- Located in 25 provinces in the PRC
- Export to the US and other countries in Asia, and Europe

Refractories: Our Core Business

Refractories Protect linings of melting and conveying equipment under high temperature



Bricks



Monolithic



Core Refractories Business

Refractories Account for ~75% of Business	
Target Market	Steel Mills
Products	More than 100 products developed to address specific applications.
Full Service	• One of the earliest domestic full service providers. • CHGS is paid based on clients' steel output. • Typical contracts are 1 or 2 years. • Maintenance contracts were 48% of revenues in 2Q10
Customers	200+ 山东钢铁 shandongsteel. HBIS 河北钢铁集团 BAOSTEEL
Annual Capacity	Monolithic refractories: 100,000 metric tons Shaped refractories: 15,000 metric tons

Growing Refractories Market

Market Opportunity and Growth Drivers

- Total refractories market in China: $14B*
- Our addressable market for monolithic refractories in China: $5B
- $580B stimulus package helped stabilize demand and increase the steel output in China
- Government mandate for efficiency, energy-saving, and consolidation in steel sector

China Annual Crude Steel Output 2000~2010 (E)**


mln tons
700
600
500
400
300
200
100
0
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010E

**Bloomberg News article in February 2009*
*** Source: World Steel Association*

Fracture Proppants

Fracture Proppants are Tiny Pellets That are Highly Resistant to Pressure

Used to Squeeze Out Trapped Pockets of Oil and Natural Gas Deposits
Improves Oil Well Yield by ~12%


oil
oil
oil
oil
oil
oil

Fracture Proppants Business

Fracture Proppants Account for ~20% of Business	
Target Market	Oil and Gas Drillers
Products	A matrix defined by a variety of size, strength, and density.
Certificate	• Qualified by China Petroleum & Chemical Industry Association (CPCIA) • Tier-1 supplier recognized by PetroChina, Sinopec and CNOOC
Customers	17
Annual Capacity	60,000 metric tons per year

Growing Fracture Proppant Market

Market Opportunity and Growth Drivers

- The fracture proppant market in China is ~$400M
- Worldwide growth of oil-drilling activity
- Strong and rapidly growing US demand for Chinese proppants
- CHGS has been awarded $13.3 million in proppant export contracts in 2010 YTD
- CHGS is focused on introducing customers to higher-end, higher margin products

CHGS Fracture Proppant Revenue



In thousands (US)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
07–09 CAGR: 322.7%
2007
2008
2009

Industrial Ceramics

Industrial Ceramics are Used for Fuses, Vacuum Interrupters, Electrical Components, and Mud Slurry and High-pressure Pumps

Highly resistant to heat, erosion, abrasion and pressure impact.



Ceramic plates, tubes, elbows, and rollers.

Used in heavy machines for steel production, power generation, and mining.



Ceramic cylinders and plugs.

Used in plug pumps for drilling crude oil.



Wearable ceramic valves.

Used for transferring gas and liquid products.

Industrial Ceramics Business

Industrial Ceramics Accounts for 3.7% of Business	
Target Market	Electric power, steel and oil. Collaboration agreement underway to develop products for the solar market.
Collaborations	5-year collaboration agreement (2008) with the Ceramics Research Institute of Zhengzhou University (CRI) to next-generation industrial ceramics for energy and pollution reduction.
Products	• Abrasive balls and tiles, valves, electronic and structural ceramics • 7 patents issued
Services	Installation and maintenance
Customers	4
Annual Capacity	150,000 units per year

Fine Precision Abrasives

Fine Precision Abrasives are used for the slicing and polishing of silicon wafers in industries such as solar, optical and electronics. These products are in high demand among solar equipment manufacturers to help increase panel manufacturing efficiency



Ingot
Wire Web 1
Wire Web 2



Main application: wire slicing

Fine Precision Abrasives Business

Fine Precision Abrasives – Undergoing Pilot Launch	
Target Market	• Solar Panel Makers • Semiconductors, Electronic Components and Optical Equipment • Solar-related abrasive products market in China is estimated to be $440M*
Products	• Completed pilot product launch and manufacturing facility • Commercial launch/revenue contribution expected in 3Q10 • 15 products across a spectrum of particle sizes
Growth Drivers	• Solar panel makers recovering from recession • Energy sector continues to attract investment • China's installed solar energy capacity is currently approx. 40MW • Gov't mandate is to bring capacity to over 10GW by 2020
Customers	Several sales agreement with agents
Annual Capacity	20,000 metric tons per year

* Company management's estimate

Competitive Advantages

- Established leader in monolithic refractory and fracture proppants markets
  - Extensive customer base covering leading industry names
  - Reputation for superior quality and technological sophistication
- Ability to gain market share in adverse environment due to economies of scale, diverse customer base, and strong balance sheet
- Full service business segments provide predictable and recurring revenue while less mature businesses develop
- Ability to leverage manufacturing and R&D capabilities to enter new mineral-based line of business
- Constant innovation in product offerings as well as service model, driven by R&D commitment and deep understanding of customer needs

2010 Growth Strategy

Looking for acquisition opportunities to achieve greater economies of scale and/or expand product offering

Introduce precision abrasives to capture growing demand from solar and other markets

Strategically invest in R&D to provide innovative solutions

Leverage existing refractory sales force to grow customer base and increase sales of higher margin, value-added products


Acquisitions
Enter New Markets
Innovation
Higher Margin Products
Grow Revenue, Margin and Profit

Experienced Management



Mr. Shunqing Zhang, Chairman & CEO
Mr. Hongfeng Jin, Interim CFO
Mr. Zhenyong Bi, Vice President
Mr. Kai Shi, Chief Engineer

Founded China GengSheng Minerals in 1986

Joined CHGS in 2006; 10 years of senior finance experience

Joined CHGS in 2003. 15 yrs refractory industry Experience; PhD from University of Science & Technology BJ

Joined CHGS in 2007; 20 years experience in refractory industry; Key contributor of 2 patents; winner of several refractory technology awards; PhD from Zhengzhou University

Annual Growth



Annual Revenue by Product Segment
In thousands (US)
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2006
2007
2008
2009
Refractory
Industrial Ceramics
Fracture Proppant



Annual Net Income
In thousands (US)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2007
2008
2009

Quarterly Results



Quarterly Revenue by Product Segment
In thousands (US)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2Q09
2Q10
Refractory
Industrial Ceramics
Fracture Proppants



Quarterly Net Income and Margins
In thousands (US)
$2,500
$2,000
$1,500
$1,000
$500
$0
33.00%
32.50%
32.00%
31.50%
31.00%
30.50%
30.00%
29.50%
29.00%
2Q09
2Q10
Net Income
Gross Margins

2Q 2010 Financial Overview

- Revenue of $15M vs. $14.4M in 2Q09
  - Refractory product sales decreased due to the weakness of steel industry
  - Proppant sales increase by 105.4% YOY to $3.1M
- Gross margin increased to 32.8% vs. 30.4% in 2Q09
- Net income of $1M, or $0.04 per share
- Solid cash position
  - Cash and cash equivalents of $5.0M
  - Stockholders' equity of $50.8 million
  - Working capital of $23.6 million
- CHGS expects to achieve annual revenue growth for the full year 2010 compared with 2009, primarily derived from growth of refractory and proppant business lines
  - CHGS has secured $13.3 million in contracts for its fracture proppant products year to date

Balance Sheet Highlights

(in thousands US)		As of June 30, 2010	As of December 31, 2009
Assets			
Cash and Cash Equivalents	$	4,960	992
Total Current Assets	$	85,618	73,454
Total Assets	$	113,084	98,041
Liabilities			
Total Current Liabilities	$	62,033	48,898
Long-term Debt		--	--
Total Stockholders' Equity	$	50,750	48,870

Key Takeaways

- Profitable and poised for growth with solid balance sheet and no long-term debt
- Recognized industry leader in monolithic refractory and fracture proppants products
- Large addressable market opportunities in steel mills, oil drillers and solar cell makers
- Ability to leverage fixed costs with high incremental margins
- Low customer concentration mitigates risk
- Executing on growth strategy to broaden product offering, capture additional market share and improve margin profile

For additional information:

In China:

Mr. Zhang Shuai
Investor Relations
Cell: 86-135-2551-0415
Email: gszs@gengsheng.com

In the U.S.:

The Piacente Group
Mr. Lee Roth
Phone: +1-212-481-2050
Email: gengsheng@tpg-ir.com

Thank You!

耕生 gengsheng